UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):     December 3, 2004

METRIC PARTNERS GROWTH SUITE INVESTORS, L.P., a California Limited Partnership

(Exact Name of Registrant as Specified in Its Charter)

California

(State or Other Jurisdiction of Incorporation or Organization)

0-17660	94-3050708

(Commission File Number)	(IRS Employer Identification No.)

One California Street, San Francisco, California	94111-5415

(Address of Principal Executive Offices)	(Zip Code)

(415)678-2000
(800)347-6707 in all states

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT 99.1

Item 8.01. Other Events.

As previously reported on Form 8-K with date of earliest event reported of November 15, 2004, Metric Partners Growth Suite Investors, L.P., a California Limited Partnership (“Registrant”), entered into an Agreement of Settlement and Mutual Release (the “Settlement Agreement”) among Registrant, Kenneth E. Nelson (“Nelson”), Susan B. Nelson, Nashville Lodging Company (“NLC”), 2300 Elm Hill Pike, Inc. (“Elm Hill”), Nashville Residence Corporation (“NRC”) and GP Credit Co., LLC (“GP Credit”) (collectively, the “Nelson Parties”). The Settlement Agreement related to (a) a lawsuit filed by certain of the Nelson Parties against Registrant (the “Tennessee Case”), and (b) other lawsuits filed by certain of the parties to the Settlement Agreement against other parties thereto (the “Other Litigation”). The Settlement Agreement was subject to certain conditions as reported in such previously filed Form 8-K. This Current Report on Form 8-K is being filed to report that those conditions have now been satisfied. As a result of the satisfaction of those conditions:

     1. The appeal application in the Tennessee Case will be dismissed, thereby allowing the judgment in the Tennessee Case to become final.

     2. The appropriate Nelson Parties will dismiss, with prejudice, all claims asserted in the Other Litigation.

     3. The Nelson Parties have released and discharged Registrant and the defendants in the Other Litigation and various persons and entities related to Registrant from any and all causes of action and claims of any nature, whether known or unknown by the claimant, arising from the beginning of time to the execution of the Settlement Agreement.

     4. Registrant has released and discharged the Nelson Parties and various persons and entities related to the Nelson Parties from any and all causes of action and claims of any nature, whether known or unknown by the claimant, arising from the beginning of time to the execution of the Settlement Agreement.

On December 7, 2004, Registrant issued a press release indicating that the above-described conditions have been satisfied and the effect thereof. A copy of the press release is attached hereto as Exhibit 99.1. The press release (a) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section and (b) shall not be incorporated by reference into any registration statement or other document filed with the Commission.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

     99.1 Press release dated December 7, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METRIC PARTNERS GROWTH SUITE INVESTORS, L.P., a California Limited Partnership

By:	Metric Realty an Illinois general partnership its Managing General Partner

By:	/s/ William A. Finelli

William A. Finelli Chief Financial Officer
Date:	December 7, 2004